Fees Summary	Sep. 25, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 20,240,250.80
Previously Paid Amount	0.00
Total Fee Amount	3,098.78
Total Offset Amount	0.00
Net Fee	$ 3,098.78